February 23, 2001



   SUPPLEMENT TO THE PROSPECTUS FOR PIONEER BALANCED FUND, DATED MAY 1, 2000,
                        AS SUPPLEMENTED JANUARY 30, 2001


The following supplements the information presented in the prospectus:

The Trustees of Pioneer Balanced Fund (the "fund") have approved the appointment of The Prudential Investment Corporation as a subadviser to the fund. This appointment and certain other proposals are subject to approval at a meeting of the fund's shareholders. The Trustees also approved a policy allowing Pioneer and the fund's Board of Trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval. If approved by shareholders, these changes are expected to take effect on or after May 1, 2001.

                                                                   9707-00-0201

                                            (C) Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds

                                                              February 23, 2001


              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                    PIONEER BALANCED FUND, DATED MAY 1, 2000,
              AS SUPPLEMENTED NOVEMBER 22, 2000 AND JANUARY 2, 2001

At a meeting on February 6, 2001, the Trustees of Pioneer Balanced Fund (the "fund") approved, subject to shareholder approval, certain changes to the fund's fundamental investment restrictions. The fund has submitted these changes for shareholder approval at a meeting scheduled for April 17, 2001. If approved by shareholders, these changes will take effect on or after May 1, 2001. The proposed changes to the fundamental investment restrictions are as follows:

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The following will replace "Fundamental Investment Restrictions":

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

i. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
ii.  (ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS (ITALICIZED WORDING IS NOT INTENDED TO BE PART OF THE RESTRICTION BUT AN EXPLANATION OF THE RESTRICTION'S SCOPE).

(2) Borrow money, except the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

(4) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(5) The fund may not invest in commodities or commodity contracts, except that the fund may invest in financial futures and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the fund is not prohibited from investing by the Commodity Exchange and the rules and regulations thereunder.

(6) Make loans of its assets, except that the fund may purchase a portion of an issue of bonds or other obligations of types commonly distributed publicly to financial institutions, may purchase repurchase agreements in accordance with its investment objective, policies and restrictions, and may make both short-term (nine months or less) and long-term loans of its portfolio securities to the extent of 30% of the value of the fund's total assets computed at the time of making such loans.

(7) Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the fund's total assets: (i) more than 5% of the value of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would own more than 10% of the voting securities of any single issuer.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's net assets. The fund's policy does not apply to investments in U.S. government securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

The fund may not:

(1) Engage in short sales, except short sales against-the-box.